EXHIBIT 32

CERTIFICATION PURSUANT TO
18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seneca Foods Corporation (the "Registrant") on Form 10-Q for the period ended September 26, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kraig H. Kayser, Chief Executive Officer and Timothy J. Benjamin, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/Kraig H. Kayser
Kraig H. Kayser
                                                                                                                                                                                                           Chief Executive Officer
November 2, 2015

/s/ Timothy J. Benjamin
Timothy J. Benjamin
                                                                                                                                                                                                            Chief Financial Officer
November 2, 2015